Exhibit 99.1

American Physicians Capital, Inc. NYSSA Insurance Industry Conference February 12, 2008

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions we are making forward-looking statements. While we believe any forward-looking statements we will make are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: increased competition could adversely affect our ability to sell our products at premium rates we deem adequate, which may result in a decrease in premium volume, a decrease in our profitability, or both; our reserves for unpaid losses and loss adjustment expenses are based on estimates that may prove to be inadequate to cover our losses; tort reform legislation may have adverse or unintended consequences that could materially and adversely affect our results of operations and financial condition; if we are unable to obtain or collect on ceded reinsurance, our results of operations and financial condition may be adversely affected; the insurance industry is subject to regulatory oversight that may impact the manner in which we operate our business; our geographic concentration in certain Midwestern states and New Mexico ties our performance to the business, economic, regulatory and legislative conditions in those states; an interruption or change in current marketing and agency relationships could reduce the amount of premium we were able to write; a downgrade in the financial strength rating of our insurance subsidiaries could reduce the amount of business we were able to write; changes in interest rates could adversely impact our results of operation, cash flows and financial condition; our status as an insurance holding company with no direct operations could adversely affect our ability to meet our debt obligations and fund future share repurchases and dividends; the loss of one or more of our key employees could adversely affect our business; unpredictable court decisions could have a material adverse financial impact on our business operations if the amount of the award is expanded beyond the intended insurance coverage; applicable law and certain provisions in our articles and bylaws may prevent and discourage unsolicited attempts to acquire our Company that may be in the best interest of our shareholders; any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital Medical professional liability insurance carrier Formed as mutual in 1975 by the Michigan State Medical Society (MSMS) Demutualized in December 2000 (IPO) Endorsed by MSMS, Michigan Osteopathic Association and the New Mexico Medical Society Headquartered in East Lansing, MI Focus on individual and small physicians groups

Snapshot of APCapital Approximately 9,200 policies in-force at December 31, 2007 Marketing in primarily 5 states with a focus on the upper Midwest region Direct premiums written totaled $135.4 million for the year ended December 31, 2007 Assets totaled $1.1 billion at December 31, 2007 NASDAQ Global Select Market: ACAP Market cap $428 million1 1As of February 1, 2008

Snapshot of APCapital Core States YE 12/31/07 DWP - % by state Market Share Ranking 1 Expansion Michigan2 35% 2nd Home State Illinois3 26% 2nd Internal Ohio2 19% 5th Internal New Mexico4 14% 1st Merged NMPMLC in 1997 Kentucky 4% 7th Acquired KMIC in 1996 1 Source: Highline Data - Based on 2006 direct premiums written 2 Implemented tort reform 3 Tort reform challenged, caps declared unconstitutional 4 Patient compensation fund

Return on Equity Focus on return on equity/capital management Target return on equity of 11-13% *Excludes impact of deferred tax asset allowance reversal

Strong Management Team Name Title Years of Industry Experience Year Joined APCapital Kevin Clinton, FCAS President & CEO 29 2001 Frank Freund, CPA Chief Financial Officer 25 1997 Annette Flood, RN, JD Chief Operating Officer 21 2001 Kevin Dyke, FCAS VP, Actuarial 14 2002 Nancy Fitzgerald LPN, CPHQ VP, Risk Management 18 2002 Rhonda Fossitt CPCU, RPLU VP, Underwriting 28 2002 Laura Kline CIC, CPCU VP, Marketing 20 1987 Cathy Shutack BS, RRT VP, Claims 18 2002

Return to Profitability via Rate Adequacy 2002 2003 2004 2005 2006 2007 Annual 0.3 0.349 0.211 0.092 -0.031 -0.078 Cumulative 0.3 0.754 1.124 1.319 1.247 1.072 Average Rate Change Since 2002

Continually enhancing our unique underwriting systems Leveraging field underwriters to improve access to new business Performing on-site visits by risk management Predictive modeling and Communication Skills Assessment test Maintaining strict underwriting practices in high-risk areas and specialties Innovative Underwriting

Direct Captive Agents Independent Agents East 0.13 0.42 0.45 Focused Distribution System Use a focused, multi-channeled distribution system Premiums under controlled distribution channels grew to 58% in 2007 from 45% in 2005 Direct 14% 44% Captive Agents 42% Independent Agents 58% Controlled Distribution 2007 Direct Premiums Written

Strong Reserves Dec-03 Jun-04 Dec-04 6/1/2005 Dec-05 6/1/2006 12/31/2006 6/1/2007 12/31/2007 Net Loss & LAE IBNR* 118 141 144 164 178 203 241 257 281 Number of Open Claims 4447 3885 3342 3211 2991 2558 2256 2124 1741 *Includes Death, Disability & Retirement and Unallocated Loss Adjustment Expense, Excludes PIC - FL PL Net Loss & LAE IBNR and Open Claims $163.8 million increase since Dec 2003

4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Average PL Reserve per Open Claim 94378 95503 96481 105912 114001 125167 133634 140374 160041 160789 167319 173889 Average PL Net Case Reserve 70905 75436 79773 82197 87574 95336 100146 103314 117010 114853 116333 119149 122400 120400 136300 138800 137900 138800 136200 144200 144800 Average Paid Claim (4Q Avg) 65644.37841 65827.72916 62776.58201 65888.0789 66276.12272 62218.26965 62414.57961 60758.20056 59257.90197 65167.26343 68218.51041 67882.32013 75897.41231 78810.33884 63047.66792 57572.95166 59060.94364 56618 69600 70400 67500 Average Reserve per Open and IBNR Claim 64805.85428 66254.6199 68053.46475 77107.56951 80113.24656 85621.88826 93795.13244 95655.66441 102709.208 102076.8143 103621.4429 107644.4493 110064.68 114591.8239 124840.2435 132176.5248 133448.7675 152616 Reserve Adequacy and Severity No inflation in paid claims (severity) since 2003 Significantly improved reserve adequacy since 2003

Strong Reserves 12/1/2003 Jun-04 Dec-04 Jun-05 Dec-05 6/1/2006 12/31/2006 6/1/2007 12/31/2007 East 114000 136300 160000 167300 181970 215630 244774 257062 306334

Building Reserve Strength

Positive Trends Medical Professional Liability Reported Claim Count *Includes 76 claims reported by four physicians at the end of their coverage with the company. 2002-1 2002-2 2003-1* 2003-2 2004-1 2004-2 2005-1 2005-2 2006-1 2006-2 2007-1 2007-2 East 1515 1503 1497 1160 984 802 805 708 604 564 516 436

Claims Reported Per 100 Insureds Reported Frequency Trend Professional Liability Excluding Florida and Tails Frequency is down 45% from 2002

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 2003-1 2003-2 2004-1 2004-2 2005-1 2005-2 2006-1 2006-2 2007-1 2007-2 East 56439 73681 87343 108593 101254 113233 124114 132668 135523 158229 Medical Professional Liability

Intelligent Claims Management Produces Favorable Trial Results Defense Verdict Plaintiff Verdict APA 0.88 0.12 APCapital (Results from 2004 - 2007) Defense Verdict Plaintiff Verdict

Strategies for Success in Changing Underwriting Cycles Maintain underwriting discipline Be a market timer Have tough, but smart defense of claims Continue to develop new and innovative underwriting systems Be opportunistic and flexible Actively look for strategic acquisitions

FRANK H. FREUND CHIEF FINANCIAL OFFICER Note: All share and per share data in this presentation have been adjusted to reflect the three-for-two stock split payable on Nov. 2, 2006.

Overview --- Highlights of 2007 APCapital reports net income of $52.8 million in 2007 Favorable claim trends result in $34.2 million of positive reserve development No subprime exposure/losses Increased allocation of tax- exempt securities Declared first shareholder dividend Effective capital management with $57.7 million of share repurchases

Financial Results --- GAAP Highlights Four years of strong profitability $45.3 million of cumulative positive reserve development since 12/1/03 Good underwriting expense control Reduced overhead expenses Stable investment income No portfolio losses

2003 2004 2005 2006 2007 East 15.93 15.54 20.9 23.26 26.02 Book Value Growth Up $10.48 since YE04

Net Income (pre-tax basis) 2003 2004 2005 2006 2007 East -40.9 19.8 44.9 63 78.2 (in millions)

Calendar Year Combined Ratio (GAAP basis) 2003 2004 2005 2006 2007 East 1.353 1.099 0.975 0.875 0.717 Target Combined Ratio is 90-95%

Investments Highlights No subprime losses All mortgage-backed securities issued by government sponsored agencies All insured tax-exempt securities have an underlying rating of "A" or higher and are essential purpose bonds No impairment issues

Capital Management Strategies Slice 5 East 0.2 0.2 0.2 0.2 0.2 Premium Growth at Adequate Rates Share Repurchases/ Shareholder Dividends Dividend Excess Surplus to APCapital Opportunistic M&A Retire Trust Preferred Debt

Active Share Repurchase Plan (Dollars in thousands) (Shares repurchased in thousands) Outstanding Share Repurchase Authorizations:

Why Invest in APCapital Experienced management team Business strategy producing positive results Strong financial position Well positioned for opportunities in underwriting cycle Continued positive trends Effective capital management

Questions

Shareholder Analysis Institutional Insiders East 0.81 0.16 Supplemental Information (1) As of December 31, 2007 (2) Share data based on most recent SEC Filings as of January 31, 2008